EXHIBIT (10) (ix)
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                       FIRST AMENDMENT AGREEMENT


     THIS FIRST AMENDMENT AGREEMENT ("Amendment") dated as of
September 11, 1998 is made between BANYAN/MORGAN WISCONSIN L.L.C., an Illinois limited liability company ("Wisconsin") and BANYAN/MORGAN ELMHURST L.L.C., an Illinois limited liability company ("Elmhurst") (Wisconsin and Elmhurst, together with their respective successors and assigns, are collectively referred to as "Borrower"), and THE CAPITAL COMPANY OF AMERICA LLC, a limited liability company organized under the laws of the State of Delaware (together with its permitted successors and assigns, "Lender").


                         W I T N E S S E T H:
                         --------------------


     WHEREAS, on June 22, 1998, Borrower and Nomura Asset Capital Corporation, a Delaware corporation ("NACC") entered into a Loan Agreement providing for a loan to Borrower in the amount of $6,953,383 (the "Loan Agreement"); unless otherwise defined herein, all capitalized terms used herein shall have the respective meanings set forth in Section 1 of the Loan Agreement;

     WHEREAS, on June 22, 1998, Borrower executed and delivered to Lender that Note in the amount of $6,953,703 (the "Note");

     WHEREAS, NACC has assigned the Note and its rights under the Loan Agreement and the Note to Lender;

     WHEREAS, Lender and Borrower have agreed to amend the Loan Agreement to provide for a different prepayment period applicable to the Loan;

     NOW, THEREFORE, in consideration of the covenants, agreements, representations and warranties set forth in this Amendment, the parties hereto hereby covenant, agree, represent and warrant as follows:

     I. AMENDMENTS TO LOAN AGREEMENT. The Loan Agreement is hereby amended as follows:

     Section 1.1 Section 2.3.1 of the Loan Agreement is deleted in its entirety and the following inserted in its place:

     REPAYMENT. Borrower shall repay any outstanding principal indebtedness of the Loan in full on the Maturity Date of the Loan, together with interest thereon to (but excluding) the date of repayment. Other than as set forth in Sections 2.3.2 and 2.3.3 below, Borrower shall have no right to prepay all or any portion of the Loan during the period commencing on the Closing Date to but not including that date which will be the third Payment Date occurring before the Optional Prepayment Date. From and


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     after the third Payment Date occurring before the Optional Prepayment
Date, the Loan may be prepaid in whole or in part without penalty or premium.

     Section 1.2 Section 2.7.3(b) of the Loan Agreement is hereby amended by adding the following sentence to the end of Section 2.7.3(b):

     In the event of a prepayment which is permitted under Section
2.3.1, Borrower shall pay any Early Prepayment Return-of-Amount which may be applicable to such prepayment.

     Section 1.3 Except as expressly modified by this Amendment, the Loan Agreement is hereby ratified and confirmed by the parties as being in full force and effect.


     II.   AMENDMENTS TO NOTE.  The Note is hereby amended as follows:

     Section 2.1 Section 6 of the Note is hereby deleted in its entirety and the following material is substituted therefor:

           This Note may not be prepaid prior to that scheduled payment date which will be the third scheduled payment date prior to the Optional Prepayment Date (except in connection with a Casualty/Condemnation Prepayment under Section 2.3.2 of the Loan Agreement); provided, however, Maker shall have the right and option to release the Mortgaged Property from the lien of the Mortgages in accordance with the provisions set forth in Section 2.3 of the Loan Agreement (the "Defeasance Option"). Notwithstanding the foregoing sentence, Maker shall have the privilege to prepay the entire principal balance of this Note and any other amounts outstanding on any scheduled payment date occurring on or after the scheduled payment date which will be the third scheduled payment date prior to the Optional Prepayment Date without payment of the Yield Maintenance Premium or any other premium or penalty. If prior to the date which is the third scheduled payment date prior to the Optional Prepayment Date and following the occurrence and during the continuance of any Event of Default, Maker shall tender payment of an amount sufficient to satisfy the Debt at any time prior to a sale of any Parcel, either through foreclosure or the exercise of the other remedies available to Payee under the Mortgages, such tender by Maker shall be deemed to be voluntary and Maker shall pay, in addition to the Debt, the Yield Maintenance Premium, if any, that would be required under the Defeasance Option, together with any Return-of-Fee Amount which may be required under the Loan Agreement.



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     Section 2.2 Except as expressly modified by this amendment, the Note is hereby ratified and confirmed by the parties as being in full force and effect.


     III.  MISCELLANEOUS.

     Section 3.1 Headings. The Article and/or Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     Section 3.2 Severability. Wherever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

     Section 3.3 Conflict; Construction of Documents. In the event of any conflict between the provisions of this Amendment and the provisions of the Loan Agreement or the Note, the provisions of this Amendment shall control.

The parties hereto acknowledge that they were represented by counsel in connection with the negotiation and drafting of this Amendment and that this Amendment shall not be subject to the principle of construing their meaning against the party which drafted same.

     Section 3.4 Successors; Counterparts. This Amendment shall inure to the benefit of and be binding upon the parties and their respective heirs, successors and assigns. This Amendment may be executed in two or more counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Amendment is solely intended to and shall amend the Original Loan Agreement. Nothing in this Amendment is intended to or shall impair any Lien which Lender ever had, now has, or may hereafter have on any property of Borrower under the Loan Documents including, without limitation, the collateral for the Loan.



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     IN WITNESS WHEREOF, the parties hereto have caused this First
Amendment Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written.

                            BORROWER

                            BANYAN/MORGAN WISCONSIN L.L.C., an
                            Illinois limited liability company

                            By:  BSRT PORTFOLIO C CORP., an Illinois
                                 corporation, its Managing Member


                                 By:   /S/ NEIL D. HANSEN
                                       ------------------------------
                                       Name: Neil D. Hansen
                                       Title:  Vice President



                                 BANYAN/MORGAN ELMHURST L.L.C., an
                                 Illinois limited liability company


                                 By:   BSRT PORTFOLIO C CORP., an
                                       Illinois corporation, its
Managing Member

                                 By:   /S/ NEIL D. HANSEN
                                       ------------------------------
                                       Name: Neil D. Hansen
                                       Title:  Vice President




                      THE CAPITAL COMPANY OF AMERICA LLC, a Delaware limited liability company


                      By:   /S/ ROBERT J. WALTER
                            ------------------------------
                            Name:  Robert J. Walter
                            Title:  Director